Exhibit 10.15

THIRD AMENDMENT TO THE INTERIM LEASE

This THIRD AMENDMENT TO THE INTERIM LEASE (this “Third Amendment”) is entered into as of November 8, 2013 (the “Effective Date”) by and between the SUCCESSOR AGENCY TO THE REDEVELOPMENT AGENCY OF THE CITY AND COUNTY OF SAN FRANCISCO, a public body, corporate and politic, of the State of California (the “Agency”), and HPS DEVELOPMENT CO., LP, a Delaware limited partnership (“Tenant”).

RECITALS

A. The Agency and Lennar – BVHP, LLC, a California limited liability company doing business as Lennar/BVHP Partners (“Original Tenant”), entered into that certain Interim Lease dated December 3, 2004 (the “Original Interim Lease”), pursuant to which the Agency leased to Original Tenant and Original Tenant leased from the Agency certain real property more particularly described therein (the “Original Premises”). The Original Interim Lease was evidenced by that certain Memorandum of Interim Lease dated December 3, 2004, and recorded December 3, 2004 in the Official Records of the City and County of San Francisco (the “Original Records”), as Document No. 2004-H861425-00, in Reel I776, at Image 0211 (the “Memorandum of Original Interim Lease”).

B. Effective as of August 29, 2008, Original Tenant, with the consent of the Agency, assigned its interest in the Original Interim Lease to Tenant.

C. The Agency and Tenant entered into that certain First Amendment to the Interim Lease dated October 16, 2008 (the “First Amendment”), pursuant to which the Agency and Tenant modified the Interim Lease, including by adding certain additional premises to the Original Premises (as amended, the “Interim Lease Premises”). The First Amendment was evidenced by that certain Memorandum of First Amendment to Interim Lease, dated October 16, 2008, and recorded March 24, 2009 in the Official Records as Document No. 2009-I738452-00, in Reel J854, at Image 0188 (the “Memorandum of First Amendment”).

D. The Agency and Tenant entered into that certain Second Amendment to the Interim Lease dated May 31, 2011 (the “Second Amendment”), pursuant to which the Agency and Tenant modified certain terms of the Original Interim Lease and the First Amendment, but did not modify the Interim Lease Premises. The Original Lease, as amended by the First Amendment and the Second Amendment and as may be further amended from time to time, is referred to herein as the “Interim Lease”.

E. The Agency and Tenant desire to execute this Third Amendment to amend the description of the Interim Lease Premises.

AGREEMENT

NOW THEREFORE, in consideration of the mutual obligations of the parties hereto set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Agency and Tenant mutually agree that the Interim Lease is hereby amended as follows:

1. Interim Lease Premises. As of the Effective Date, the Interim Lease Premises consist only of the property generally depicted on Exhibit B, and more particularly described in Exhibit A, both attached hereto and incorporated by this reference. For the avoidance of doubt, in the event of any conflict between the general depiction on Exhibit B and the legal description in Exhibit A, Exhibit A will control.

2. Conflict. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Interim Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Interim Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

3. Recordation. This Third Amendment will not be recorded by either Party. The Parties agree to execute and record in the Official Records of the City and County of San Francisco, California, a Memorandum of Third Amendment to the Interim Lease substantially in the form attached hereto as Exhibit C.

4. Financing. The Agency and Tenant acknowledge and agree that notwithstanding section 7.3 of the Interim Lease Tenant may engage in financing or other transactions that create a Mortgage (as defined in the Interim Lease) upon Tenant’s Leasehold Estate and/or interest in the Interim Lease without the Agency’s prior written consent provided that such Mortgage is created in connection with a Mortgage (as defined in, and created under, the DDA (as defined in the Interim Lease)).

5. Counterparts. This Third Amendment may be executed in any number of counterparts, all of which together shall constitute one agreement. Delivery of this Third Amendment may be effectuated by hand delivery, mail, overnight courier or electronic communication (including by PDF sent by electronic mail, facsimile or similar means of electronic communication). Any signatures delivered by electronic communication shall have the same legal effect as manual signatures.

6. Successors and Assigns. This Third Amendment shall bind and inure to the benefit of the parties and their respective heirs, successors and assigns, subject, however, to the provisions of the Interim Lease on assignment.

7. Governing Law. This Third Amendment shall be governed by, and interpreted in accordance with, the laws of the State of California.

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IN WITNESS WHEREOF, the Agency and Tenant have executed this Third Amendment as of the Effective Date.

AGENCY:

SUCCESSOR AGENCY TO THE REDEVELOPMENT AGENCY OF THE CITY AND COUNTY OF SAN FRANCISCO, a public body, corporate and politic, of the State of California

By:	/s/ Tiffany Bohee
Name:	Tiffany Bohee
Title:	Executive Director

APPROVED AS TO FORM:

By:	/s/ Charles Sullivan
Name:	Charles Sullivan
Title:	Deputy City Attorney

TENANT:

HPS DEVELOPMENT CO., LP, a Delaware limited partnership

By:	CP/HPS Development Co. GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Kofi Bonner
	Name:	Kofi Bonner
	Its:	President

[Signature Page to Third Amendment to the Interim Lease]